SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 28, 2002


                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                         Minnesota 000-19370 41-1503914
          (State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)


                   150 Motor Parkway, Hauppauge, NY 11788-5145

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 232-7000








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Item 2.    Acquisition or Disposition of Assets

         On June 28, 2002, Infinity Infusion, LLC and Infinity Infusion II, LLC (together, "Buyers"), both Delaware limited liability companies and wholly owned subsidiaries of Curative Health Services, Inc., a Minnesota corporation ("Curative"), acquired all of the outstanding partnership interests of Infinity Infusion Care, Ltd., a Texas limited partnership ("Infinity") pursuant to a Purchase Agreement by and among Curative, Buyers and IIC GP, LLC, Azar I. Delpassand, Dr. Ebrahim Delpassand, Tara Imani, Maryam Panahi and Yassamin Norouzian (together, the "Sellers"), dated as of June 10, 2002, as amended by an Amendment No. 1 to Purchase Agreement, dated as of June 28, 2002 by and among, Curative, the Buyers and Bijan Imani, as Sellers' Representative, on behalf of the Sellers. Through its acquisition of Infinity, Curative has acquired all of the assets of Infinity including customer and supplier contracts, licenses, inventory, real estate leases and office equipment. The aggregate consideration paid by Curative consisted of $18,000,000 cash and promissory notes in an aggregate principal amount of $6,000,000, convertible into an aggregate of 373,111 shares of Curative common stock. The purchase price for Infinity was determined through arms'-length negotiations between Curative and the Sellers. The cash portion of the consideration was funded in part by cash on hand and in part by borrowing on Curative's credit lines with Healthcare Business Credit Corporation. Prior to the acquisition of Infinity, the Sellers were not affiliated with Curative or the Buyers.

         Infinity's business focuses on the specialty infusion market primarily in immunoglobulin ("IVIG") therapy. IVIG therapy is prescribed for individuals whose immune systems cannot function sufficiently to fight infectious or inflammatory diseases. Most commonly, IVIG therapy is used for primary immune deficiencies and autoimmune disorders. Curative intends to continue to use the acquired assets in the same capacity.

         The foregoing is a summary of certain terms and conditions, is not intended to be complete and is qualified by reference to the Purchase Agreement, as amended and press release describing the transaction. A copy of the press release is filed as an exhibit to this Form 8-K, and is hereby incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

                  Not required.

         (b)      Pro Forma Financial Information

                  Not required.

         (c)      Exhibits

                  Exhibit     Description of Exhibit


                  2.1 Purchase Agreement, dated as of June 10, 2002, by and among Curative Health Services, Inc., Infinity Infusion, LLC and Infinity Infusion II, LLC, and IIC GP, LLC, Azar I. Delpassand, Dr. Ebrahim Delpassand, Tara Imani, Maryam Panahi and
                             Yassamin Norouzian, (incorporated by reference to Exhibit 99.2 to Curative's Current Report on
                             Form 8-K dated June 10, 2002)

                  2.2 Amendment No. 1 to Purchase Agreement, dated June 28, 2002,by and among Curative Health Services, Inc., Infinity Infusion, LLC and Infinity Infusion II, LLC, and Bijan Imani, as Sellers' Representative on behalf of the Sellers

                  99.1        Press Release dated June 28, 2002

Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              CURATIVE HEALTH SERVICES, INC.


Date: July 2, 2002                            By  /s/ Thomas Axmacher
                                                  --------------------------
                                                  Thomas Axmacher
                                                  Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit  Description of Exhibit


  2.2 Amendment No. 1 to Purchase Agreement dated as of June 28, 2002, by and among Infinity Infusion, LLC and Infinity Infusion II, LLC, Curtative Health Services, Inc. and Bijan Imani, as Sellers' Representative

  99.1  Press Release dated June 28, 2002






                                                                    Exhibit 2.2


                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT


         This Amendment No. 1. to Purchase Agreement (this "Amendment") is dated as of June 28, 2002, by and among Curative Health Services, Inc., a Minnesota corporation ("Parent"), Infinity Infusion, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (the "LLC"), Infinity Infusion II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (the "LLC II," and together with the LLC, the "Buyers"), and Bijan Imani, as Sellers' Representative.

         WHEREAS, Parent, Buyers and IIC GP, LLC, Azar I. Delpassand, Dr. Ebrahim Delpassand, Tara Imani, Maryam Panahi and Yassamin Norouzian (together the "Sellers") entered into that certain Purchase Agreement (the "Purchase Agreement") dated as of June 10, 2002.

         WHEREAS, pursuant to Section 1.4 of the Purchase Agreement, Sellers appointed Bijan Imani to act as Sellers' Representative.

         WHEREAS, Section 9.1 of the Purchase Agreement provides that the Purchase Agreement may be amended by a written agreement executed and delivered by the Sellers' Representative, on behalf of all Sellers, and a duly authorized officer of the Buyers specifically stating that it amends this Agreement.

         WHEREAS, Parent, Buyers and Sellers desire to amend the Purchase Agreement on the terms set forth herein.

         WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings given such terms under the Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Parent, Buyers and the Sellers' Representative agree that Section 1.5(a) of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

         "(a) The Purchase Price shall be decreased or increased, on a dollar for dollar basis, to the extent that the Working Capital of the Partnership as of the Closing (as defined below) is less or more than $1,461,782 (the "Working Capital Amount"); provided, that, in no event shall the Purchase Price be increased by more than Three Hundred Forty Nine Thousand Seven Hundred Seventy Six Dollars ($349,776) (the "Cap"), determined in accordance with the procedures contained in this Section 1.5. The amount of any such payment is referred to as the "Working Capital Payment."

         (b) For purposes of this Agreement, "Working Capital of the Partnership" shall mean cash, the accounts receivable, allowance for doubtful accounts, inventory and accounts receivable--employees of the Partnership, less the accounts payable, accrued payroll and retirement plan liabilities of the Partnership, each determined in accordance with GAAP applied on a basis consistent with the preparation of the Annual Financial Statements (except that inventory shall be valued in accordance with the provisions of Section 1.5(c)), provided that any amounts attributable to Indebtedness of the Partnership or to the investment account of the Partnership with Brown & Company Securities shall not be included in the calculation of Working Capital of the Partnership.

         (c) At such time as Buyers and the Sellers' Representative may agree, but no later than the Closing Date (the "Inventory Date"), a physical inventory of all pharmaceutical and biological inventory and disposable supplies (the "Inventory") maintained by the Partnership shall be taken by the Sellers' Representative or his agent and may be observed and checked by Buyers or their agent. The Sellers' Representative shall cause a statement (the "Inventory Statement") to be prepared in connection with the Inventory that lists, by product category or as is otherwise customary, the number and cost of each item of Inventory, on hand as of the Inventory Date. The cost of the Inventory shall be determined on the basis of its historical cost, determined on a first in, first out basis, except that Inventory that is not saleable in the Ordinary Course of Business, including without limitation, Inventory with an expiration date at or prior to the Closing Date shall have not be included in the Inventory. In the event of any disparity between the Partnership's inventory records and the Inventory, the Partnership's inventory records will be adjusted to conform to the listing of Inventory quantities developed during the physical inventory. If the physical inventories are undertaken other than on the date preceding the Closing Date, such quantities will be adjusted for all transactions subsequent to the date of the physical inventory and to and including the Closing Date. Inventory shall not include any durable medical equipment.

         (d) Within 30 days following the Closing Date, the Sellers' Representative shall prepare and deliver to Parent and Buyers, a statement (the "Working Capital Statement") setting forth in reasonable detail (i) the aggregate value of the Inventory as shown on the Inventory Statement, (ii) the Working Capital of the Partnership as of the Closing Date, and (iii) the amount of the Working Capital Payment, if any.

         (e) The Buyers will each cause the Partnership to provide the Sellers' Representative access to those books and records and other documents of the Partnership that are reasonably requested by the Sellers' Representative to prepare the Working Capital Statement.

         (f) The Sellers' Representative shall permit Buyers and Parent reasonable access to the data and information on which the Working Capital Statement was prepared and to any representatives and agents, including any accountants, who assisted in the preparation, including without limitation access to any accountant's working papers. Buyers and Parent shall be deemed to have accepted the Working Capital Statement unless, within 15 Business Days after delivery of such Working Capital Statement (the "Objection Period"), Buyers provide written notice to the Sellers' Representative of any objection thereto (an "Objection Notice"), setting forth in reasonable detail the item to which any objection relates and the basis for such objection. If Buyers give an Objection Notice within the Objection Period, then Buyers and the Sellers' Representative shall attempt in good faith to resolve any dispute concerning the item(s) subject to such objection.

         (g) If Buyers and the Sellers' Representative have not been able to resolve a dispute within 15 Business Days after the date of delivery of the Objection Notice, Buyers and the Sellers' Representative shall, within an additional 10 days, retain an independent national accounting firm mutually agreed to by Buyers and the Sellers' Representative with offices in New York City, New York, to serve as arbitrator (the "Working Capital Arbitrator") to resolve such dispute. In the event Buyers and the Sellers' Representative cannot mutually agree on the identity of the Working Capital Arbitrator within such additional 10 day period, then within 3 days after such additional 10 day period, each of the Sellers' Representative and Buyers shall pick an independent national accounting firm and such two firms shall, within 3 additional days, select an alternate independent national accounting firm to serve as the Working Capital Arbitrator. The Working Capital Arbitrator's work shall be limited to resolving the dispute arising in connection with the Working Capital Payment, the Working Capital Statement and the Inventory Statement, including, without limitation, determining the consistent application of the accounting principles employed; provided, however, that the Working Capital Arbitrator shall not override any provision in this Agreement. The Working Capital Arbitrator shall make a decision concerning the dispute within 60 days of the Working Capital Arbitrator's engagement. The decision of the Working Capital Arbitrator shall be final and binding and unreviewable for error of any kind. Each party shall bear its own costs in the resolution of any disputes, except that the fees and costs of the Working Capital Arbitrator, if one is retained, shall be paid one-half by the Sellers and one-half by the Buyers.

         (h) Within five days after final determination of the amount of the Working Capital Payment, if any, (x) if the amount of the Working Capital Payment is a negative number, at Buyers' option (i) Buyers shall be entitled to offset the amount of the Working Capital Payment from the Escrow Note; or (ii) Sellers shall pay the Working Capital Payment to the Partnership by wire transfer of immediately available funds; and (y) if the amount of the Working Capital Payment is a positive number Buyers shall pay the amount of the Working Capital Payment, to the Sellers, pro rata in accordance with their respective Partnership Interests in the Partnership as set forth in Section 3.2 of the Disclosure Schedule, by wire transfer of immediately available funds to each Seller's account (pursuant to instructions which will be provided to the Buyers by the Seller at least three Business Days prior to the date of such payment); provided, that the amount of the Working Capital Payment shall not exceed the Cap.

         2. Parent, Buyers and the Sellers' Representative agree that 5.1(h) of the Purchase Agreement shall be amended and restated in its entirety to read as follows:

         "(h) Except as set forth in Section 5.1(h) of the Disclosure Schedule, the Partnership shall not take any action referred to in Section 3.9; provided, that, the occurrence of an action covered by Section 3.9(j) or (m) or receipt of a notification under Section 3.9(k) will not be considered to be a violation of this Section 5.1 (provided, further, that this Section 5.1(h) shall not relieve the Sellers from their obligations under Section 5.5 or operate as a waiver of Buyers' rights under Section 6.1(a))."

         3. Except as set forth above, all other provisions of the Purchase Agreement shall remain in full force and effect.

         4. This Amendment may be executed in any number of original or facsimile counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         5. This Amendment shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the state of New York without regard to the conflict of law principles thereof.

         IN WITNESS WHEREOF, the Parent, Buyers and the Sellers' Representative, on behalf of the Sellers, have caused this Amendment No. 1 to Purchase Agreement to be duly executed as of the date first above written.

CURATIVE HEALTH SERVICES, INC.                INFINITY INFUSION, LLC


By:    /s/ William C. Tella                   By:  /s/ William C. Tella
      -------------------------                    --------------------------

Name:  William C. Tella                       Name:   William C. Tella
      -------------------------                      -------------------------

Title: President, SPS                         Title:  President
      -------------------------                      -------------------------



INFINITY INFUSION II, LLC                      SELLERS' REPRESENTATIVE


By:       /s/ William C. Tella                 By:    /s/ Bijan Imani
        ------------------------                      -------------------------

Name:     William C. Tella                     Name:   Bijan Imani
        ------------------------                      -------------------------

Title:   President
        ------------------------


                                                                Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Thomas Axmacher                                               Richard Moyer
Chief Financial Officer                                       Investor Relations
Curative Health Services                                      Cameron Associates
631-232-7015                                                  212-554-5466
taxmacher@curativehealth.com                         richard@cameronassoc.com


                Curative Health Services Completes Acquisition of
                             Infinity Infusion Care

         HAUPPAUGE, N.Y. - June 28, 2002 - Curative Health Services, Inc. (NASDAQ: CURE), a leading disease management company, today announced that it has completed its acquisition of Infinity Infusion Care, a distributor of specialty pharmaceuticals and a provider of infusion therapy services.

         Founded in 1993, Infinity focuses on the specialty infusion market primarily in immunoglobulin ("IVIG") therapy. IVIG therapy is prescribed for individuals whose immune systems cannot function sufficiently to fight infectious or inflammatory diseases. Most commonly, IVIG therapy is used for primary immune deficiencies and autoimmune disorders.

         The Company expects the Infinity acquisition to add $.07 cents to earnings per share for the July to December period of 2002 and $.14 cents earnings per share on an annualized basis. The Company now anticipates 2002 earnings per share of between $.90 and $.92 cents per share. These projections exclude any possible one-time charges related to the departure of the former CEO in the first quarter.



         About Curative Health Services

         Curative Health Services (CURE) delivers superior clinical outcomes and unmatched patient satisfaction for patients experiencing serious medical conditions through two unique business units.
         Curative's Specialty Pharmacy Services business unit provides services to help patients manage the health care process, and offers related pharmacy products to patients for chronic and critical disease states such as Hemophilia.
         Curative Health Services' Specialty Healthcare Services business unit is an industry leader in chronic wound care management, consistently achieving an outcome success rate of more than 80 percent. Specialty Healthcare Services provides a broad continuum of services to health care providers through a nationwide network of Wound Care Center programs. This national network of approximately 100 hospital-based Wound Care Center programs has offered comprehensive treatment to over 300,000 patients, achieving more than a 95 percent patient satisfaction rate.
         For more information, visit www.curative.com
                                     ----------------
         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are not limited to, the termination or non-renewal of a material number of contracts, an inability to obtain new contracts, changes in the government regulations relating to the Company's Specialty Healthcare Services or Specialty Pharmacy Services business units, changes in the regulations governing third party reimbursements for the Company's services, manufacturing shortages of products sold by Curative's Specialty Pharmacy Services business unit and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. Readers of this release are referred to the Company's Annual Report on Form 10-K for the year ended December 31, 2001, Form 10Q for the quarter ended March 31, 2002, Amendment No. 3 to its Form S-3 filed May 23, 2002 and Form S-3 filed on May 28, 2002 for further discussion of these and other factors that could affect future results.

                                                                  ###